Exhibit 99.2

                              MBNA CORPORATION
                STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
           OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                          EXCHANGE ACT FILINGS

I, M. Scot Kaufman, Senior Executive Vice President and Chief Financial Officer of MBNA Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of MBNA Corporation, and, except as corrected or supplemented in a subsequent covered report:

 - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

 - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with MBNA Corporation's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

 -  Annual Report on Form 10-K for the year ended December 31, 2001;

 - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of MBNA Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

 -  any amendments to any of the foregoing.



/s/ M. Scot Kaufman                       Subscribed and sworn to before me
-------------------
M. Scot Kaufman                           this 14th day of August, 2002.
Senior Executive Vice President and            ----        ------
and Chief Financial Officer

August 14, 2002                           /s/ Judith Carol Kline
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                                          Notary Public
                                          My Commission Expires:   3/9/06